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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 20, 2001

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Exact name of Registrant as specified in its charter:   Central Parking
                                                        Corporation

State or other jurisdiction of incorporation:           Tennessee

Commission File Number:                                 001-13950

IRS Employer Identification Number:                     62-1052916

Address of principal executive offices:                 2401 21st Avenue South
                                                        Suite 200
                                                        Nashville, TN  37212

Registrant's telephone number, including area code:     (615) 297-4255

Former name or former address, if changed since
  last report:                                          Not applicable


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ITEM 5.  OTHER EVENTS

On February 20, 2001, the Registrant announced the resignation of its Chief Financial Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

         Exhibit No. 99.1      Text of press release dated February 20, 2001


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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Central Parking Corporation



                                    /s/ James J. Hagan

Date: February 20, 2001             By: James J. Hagan
                                    Chief Financial Officer





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